THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln AssetEdge® VUL 2025-2

Supplement dated May 1, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement to your summary prospectus outlines changes to certain investment options under your variable life insurance policy.  All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Effective May 1, 2026, the following American Funds Insurance Series fund names will be updated as follows:
FORMER FUND NAME	NEW FUND NAME
American Funds® IS Global Small Capitalization Fund	American Funds® IS SMALLCAP World Fund
American Funds® IS International Fund	American Funds® IS EUPAC Fund

You can obtain information by contacting your registered representative, online at www.lfg.com/vulprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.